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                         RIVER FOREST BANCORP, INC.
                       Lincoln National Bank Building
                           3959 N. Lincoln Avenue
                   Chicago, Illinois 60613  (312) 868-3333
                            Fax # (312) 549-1603



                                                             Robert J. Glickman
                                                             President

May 9, 1996


TO OUR SHAREHOLDERS:

You should have recently received a Notice and Proxy Statement with respect to the 1996 Annual Meeting of Shareholders of River Forest Bancorp, Inc. (the "Company"), to be held on Wednesday, May 22, 1996 at 10:00 a.m. at Commercial National Bank, 4800 N. Western Avenue, Chicago, Illinois.

On February 14, 1996, the Board of Directors adopted a resolution authorizing management of the Company to select a new name for the Company and take appropriate steps to amend the Company's Articles of Incorporation to reflect this new name. Subsequent to the date the Notice and Proxy Statement were mailed to our shareholders, management chose CORUS Bankshares, Inc. as the new name of the Company. Under the Minnesota Business Corporation Act, the amendment to the Company's Articles of Incorporation to reflect its new name requires the approval of our shareholders. In order to avoid the expense and inconvenience of holding a special meeting of shareholders so close to the date of our already scheduled Annual Meeting, we are adding the approval of this amendment to the agenda of the Annual Meeting.

WHETHER OR NOT YOU HAVE ALREADY RETURNED THE WHITE PROXY YOU PREVIOUSLY RECEIVED OR PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED YELLOW PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. If you have already returned the white proxy you previously received, the yellow proxy will replace it. If you do attend the Annual Meeting and wish to vote in person, you may do so, even though you have previously sent in a proxy.

I look forward to seeing you at the meeting.

Very truly yours,



/s/ Robert J. Glickman
- ----------------------
Robert J. Glickman
President and Chief Executive Officer

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                           RIVER FOREST BANCORP, INC.
                         Lincoln National Bank Building
                             3959 N. Lincoln Avenue
                            Chicago, Illinois  60613

                         SUPPLEMENT TO PROXY STATEMENT

Shareholders of River Forest Bancorp, Inc. (the "Company") should have previously received a Notice and Proxy Statement with respect to the 1996 Annual Meeting of Shareholders, to be held on May 22, 1996 at 10:00 a.m. at Commercial National Bank, 4800 N. Western Avenue, Chicago, Illinois.

On February 14, 1996, the Board of Directors of the Company adopted a resolution authorizing the management of the Company to select a new name for the Company and take appropriate steps to amend the Company's Articles of Incorporation to reflect this new name. Subsequent to the date the Notice and Proxy Statement were mailed to the shareholders, management chose CORUS Bankshares, Inc. as the new name of the Company. Under the Minnesota Business Corporation Act, the amendment to the Company's Articles of Incorporation to reflect its new name requires the approval of the shareholders of the Company. The Board of Directors has added the approval of this amendment to the agenda of the Annual Meeting. This Supplement to Proxy Statement should be read in conjunction with the Proxy Statement previously mailed to shareholders with respect to the Annual Meeting.

The enclosed proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting, or at any adjournment of such meeting. Each proxy received from a shareholder will be voted at the Annual Meeting and, if specified, as directed by the shareholder. Unless contrary instructions are given, the enclosed proxy will be voted at the Annual Meeting for the election of the nominees for the office of Director, as set forth in the Proxy Statement previously mailed to shareholders with respect to the Annual Meeting, for ratification of KPMG Peat Marwick LLP as independent auditors, for the amendment to the Company's Articles of Incorporation to change the name of the Company to CORUS Bankshares, Inc. and, in accordance with the best judgment of the holders thereof, for any other business that may properly come before the meeting and be submitted to a vote of the shareholders.

Shares represented by proxies that are marked "withholding authority" with respect to the election of one or more nominees for election as directors, "abstain" on the proposals and "deny discretionary authority" on other matters WILL NOT be counted in determining whether a majority vote was obtained in such matters. With respect to brokers who are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares WILL NOT be included in vote totals.

A proxy may be revoked at any time prior to its exercise by means of a written revocation or a properly executed proxy bearing a later date. Shareholders who return a properly executed yellow proxy thereby revoke any earlier dated white proxy previously returned to the Company. Shareholders having executed and returned a proxy who attend the Annual Meeting and desire to vote in person are requested to so notify the Secretary of the Company



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prior to or at the time of a vote taken at the meeting.  The cost of soliciting proxies in the accompanying form has been or will be borne by the Company.

This Supplement to Proxy Statement is first being mailed to shareholders on May 9, 1996, and is being provided to shareholders of record as of March 1, 1996, the original record date for determining those shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

             APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

On February 14, 1996, the Board of Directors of the Company unanimously voted to recommend to the shareholders that the Company's Articles of Incorporation be amended to reflect the new name of the Company.

The Affirmative vote of the holders of a majority of the 14,825,242 shares of the Company issued and outstanding as of the record date is necessary to approve the proposed amendment. Unless otherwise instructed, properly executed yellow proxies that are returned in a timely manner will be voted in favor of
adoption of the amendment.   White proxies that have not been revoked by a
properly executed yellow proxy bearing a later date will be treated as if marked "abstain" with respect to the adoption of the amendment.

THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Lawrence P. Wyrobek
                                     Corporate Secretary


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                           RIVER FOREST BANCORP, INC.
                         Lincoln National Bank Building
                           3959 North Lincoln Avenue
                            Chicago, Illinois 60613

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED, revoking previous proxies for such stock, hereby appoints J.C. Glickman and R.J. Glickman and each of them the proxy of the undersigned with full power of substitution, to vote all stock of River Forest Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company TO BE HELD AT THE OFFICES OF COMMERCIAL NATIONAL BANK, 4800 N. WESTERN AVENUE, CHICAGO, ILLINOIS 60625, at 10:00 a.m. on May 22, 1996, and at any adjournment thereof:

1.           ELECTION OF DIRECTORS
FOR all nominees listed below                  WITHHOLDING AUTHORITY to
(except as marked to the contrary below________vote for all nominees listed below_________

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

Joseph C. Glickman           Michael Levitt         William H. Wendt, III
Robert J. Glickman           Rodney D. Lubeznik
Karl H. Horn                 Michael Tang

2. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

FOR                            AGAINST                      ABSTAIN
   ---------                          --------                     --------
3. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO CORUS BANKSHARES.

FOR                            AGAINST                      ABSTAIN
   ---------                          --------                     --------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE MARKED, PROXIES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, THE RATIFICATION OF AUDITORS AND THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, AND IN ACCORDANCE WITH THEIR BEST JUDGMENT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned may, at any time prior to the Annual Meeting of Shareholders, revoke this Proxy.

Dated:                    , 1996
      --------------------

                                             -------------------------------
                                             Signature


                                             -------------------------------
                                             Signature, if held jointly

(The shareholder's signature should be exactly as it appears on such shareholder's stock certificate. If stock is held jointly, all holders should sign. If you sign as an attorney, trustee, administrator, executor or guardian, please give full title as such. Corporations should sign duly authorized officer and affix seal.)